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                                   FORM 8-A


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          CENTOCOR DIAGNOSTICS, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


             Pennsylvania                              23-2918699
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


244 Great Valley Parkway
Malvern, Pennsylvania                                     19355
-----------------------------------------               ---------
(Address of principal executive offices)                (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

          TITLE OF EACH CLASS       NAME OF EACH EXCHANGE ON WHICH
          TO BE REGISTERED          EACH CLASS IS TO BE REGISTERED

          None                      None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         Class A Common Stock,
                         $.01 par value per share
                         ------------------------
                             (Title of class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     In response to this item, incorporated by reference herein is the description of Registrant's Class A Common Stock, $.01 par value per share, contained under the caption "Description of Capital Stock - Common Stock" set forth on pages 45 and 46 of the Prospectus (Subject to Completion) dated November 24, 1997 that forms a part of Amendment No. 1 to Registrant's Form S-1 Registration Statement No. 333-38027.

ITEM 2.   EXHIBITS

EXHIBIT NO. DESCRIPTION

    1       Specimen of Registrant's Class A Common Stock certificate.

    2 Form of Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit No. 3.1 filed under Amendment No. 1 to Registrant's Form S-1 Registration Statement No. 333-38027).

    3 Form of Bylaws of Registrant (incorporated herein by reference to Exhibit No. 3.2 filed under Registrant's Form S-1 Registration Statement No. 333-38027).

    4 The description of the Class A Common Stock of Registrant is contained under the caption "Description of Capital Stock - Common Stock" set forth on page 45 and 46 of the Prospectus (Subject to Completion) dated November 24, 1997 (incorporated herein by reference to Amendment No. 1 to Registrant's Form S-1 Registration Statement No. 333-38027).
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CENTOCOR DIAGNOSTICS, INC.


                                 By:   /s/ Richard A. Bierly
                                 ----------------------------------------
                                 Richard A. Bierly
                                 Vice President and Chief Financial Officer


Dated:  December 4, 1997
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                                 EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

    1       Specimen of Registrant's Class A Common Stock certificate.

    2 Form of Amended and Restated Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit No. 3.1 filed under Amendment No. 1 to Registrant's Form S-1 Registration Statement No. 333-38027).

    3 Form of Bylaws of Registrant (incorporated herein by reference to Exhibit No. 3.2 filed under Registrant's Form S-1 Registration Statement No. 333-38027).

    4 The description of the Class A Common Stock of Registrant is contained under the caption "Description of Capital Stock - Common Stock" set forth on page 45 and 46 of the Prospectus (Subject to Completion) dated November 24, 1997 (incorporated herein by reference to Amendment No. 1 to Registrant's Form S-1 Registration Statement No. 333-38027).